                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: January 15, 2003

                         CHASE CREDIT CARD MASTER TRUST
            (formerly known as "Chemical Master Credit Card Trust I")
                         Series 1996-2 and Series 1996-3
        ---------------------------------------------------------------
                             (Issuer of Securities)

             JPMORGAN CHASE BANK (formerly known as 'Chemical Bank')
                             (Sponsor of the Trust)
        ---------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         New York                     333-04607                 13-4994650
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)


         270 Park Avenue, New York, New York                    10017
       -------------------------------------------------     -----------
       (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code:  (212) 270-6000

Item 5.  Other Events:


         Chase Credit Card Master Trust, which was formerly known as Chemical Master Credit Card Trust I, is the issuer of a number of outstanding series of asset backed certificates. The asset backed certificates are serviced in accordance with the Third Amended and Restated Pooling and Servicing Agreement, dated as of December 17, 1999, as amended. The parties to the Pooling and Servicing Agreement are: JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank), as transferor prior to June 1, 1996 and as servicer, Chase Manhattan Bank USA, National Association, as transferor after June 1, 1996, and The Bank of New York, as trustee.

         On January 15, 2003, Chase USA, on behalf of JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank) as servicer, distributed monthly payments to the holders of the Series 1996-2 and Series 1996-3 certificates. Chase USA furnished copies of monthly certificateholders' reports for each of those series as required by the Pooling and Servicing Agreement. Copies of those monthly certificateholders' reports are being filed as Exhibit 20.1 to this Current Report on Form 8-K.

         The December gross portfolio yield for the trust of 15.63% is 135 bps higher than the November gross portfolio yield. The increase in gross portfolio yield is mainly attributable to there being two more collection days in December than in November and seasonably higher interchange income. December charge offs increased 105 bps to 6.07%. The increase in charge offs was due to an increase in the number of bankruptcy filings and in the amount of contractual losses.

Item 7(c).  Exhibits

                  Exhibits      Description
                  --------      ---------------

                  20.1 Monthly Reports with respect to the January 15, 2003 distribution

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: January 15, 2003

                                           JPMorgan Chase Bank
                                           (f/k/a The Chase Manhattan Bank),
                                           as Servicer


                                           By:  /s/ Miriam K. Haimes
                                           -----------------------------------
                                           Name:    Miriam K. Haimes
                                           Title:   Senior Vice President

                                           INDEX TO EXHIBITS
                                           ----------------------------

Exhibit No.                                Description
---------------                            -----------------
20.1                                       Monthly Reports with respect to the
                                           January 15, 2003 distribution